                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant /_/


Check the appropriate box:
/X/   Preliminary proxy statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/   Definitive proxy statement |_| Definitive additional materials
/_/   Soliciting material pursuant to Rule 14a-12


                      Security Financial Bancorp, Inc.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                      Security Financial Bancorp, Inc.
--------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                N/A
--------------------------------------------------------------------------------
(5)  Total Fee paid:
                N/A
--------------------------------------------------------------------------------
/_/  Fee paid previously with preliminary materials.
/_/  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                N/A
--------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
                N/A
--------------------------------------------------------------------------------
(3)  Filing party:
                N/A
--------------------------------------------------------------------------------
(4)   Date filed:
                N/A
--------------------------------------------------------------------------------

                [SECURITY FINANCIAL BANCORP, INC. LETTERHEAD]



                               September __, 2001





Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Security Financial Bancorp, Inc. The meeting will be held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Tuesday, October 23, 2001 at 8:30 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      At this year's annual meeting, you will be asked to elect three directors, ratify the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company's fiscal year ending June 30, 2002, and consider a shareholder proposal, if presented by its proponent. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002, AND "AGAINST" THE SHAREHOLDER PROPOSAL. ACCORDINGLY, PLEASE GIVE CAREFUL ATTENTION TO THESE PROXY MATERIALS.

      It is important that your shares are represented and voted at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed WHITE proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

          IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT OUR PROXY SOLICITOR, GEORGESON SHAREHOLDER COMMUNICATIONS, INC.,
                               AT (800) 223-2064.

      We look forward to seeing you at the meeting.

                                   Sincerely,



                                    John P. Hyland
                                    President and Chief Executive Officer

                       SECURITY FINANCIAL BANCORP, INC.
                               9321 WICKER AVENUE
                            ST. JOHN, INDIANA 46373
                                 (219) 365-4344

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


      On Tuesday, October 23, 2001, Security Financial Bancorp, Inc. will hold its annual meeting of stockholders at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana at 8:30 a.m., local time. At the meeting, stockholders will consider and act on the following:

      1.    The election of three directors to serve for a term of three years;

      2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2002;

      3.    The shareholder proposal, if presented at the meeting; and

      4.    Any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Only shareholders of record at the close of business on September 14, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of WHITE proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    Lawrence R. Parducci
                                    Corporate Secretary


St. John, Indiana
September __, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       SECURITY FINANCIAL BANCORP, INC.
                                 PROXY STATEMENT


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Financial Bancorp, Inc. ("Security Financial" or the "Company") to be used at the annual meeting of shareholders of the Company. The annual meeting will be held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Tuesday, October 23, 2001 at 8:30 a.m., local time. This proxy statement and the enclosed WHITE proxy card are being first mailed to shareholders on or about September __, 2001.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Security Financial common stock only if the records of the Company show that you held your shares as of the close of business on September 14, 2001. As of the close of business on September 14, 2001, a total of 1,935,460 shares of Security Financial common stock were outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors and the shareholder proposal, if presented at the meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Crowe, Chizek and Company LLP as independent auditors and the shareholder proposal, if presented at the meeting will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On these matters, abstentions and broker non-votes will have no effect on the voting. In the event the shareholder proposal is approved and the Board determines it is in the best interest of shareholders and the Company to amend the Company's Certificate of Incorporation in any manner, any such amendment would have to be approved by stockholders at another stockholder meeting.

VOTING BY PROXY

      The Board of Directors of Security Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Security Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Security Financial common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a WHITE proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS AND "AGAINST" THE SHAREHOLDER PROPOSAL IF PRESENTED AT THE ANNUAL MEETING.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Security Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Security Financial common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

      IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT OUR PROXY SOLICITOR, GEORGESON SHAREHOLDER COMMUNICATIONS, INC., AT (800) 223-2064.

PARTICIPANTS IN THE SECURITY FEDERAL BANK & Trust ESOP and 401(k) Plan

      If you participate in the Security Federal Bank & Trust ("Security Federal") Employee Stock Ownership Plan (the "ESOP") or if you hold shares of Security Financial common stock through Security Federal's 401(k) Plan, you will receive a vote instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions. Under the terms of the 401(k) Plan, a participant may direct the trustee of the Security Financial Bancorp, Inc. Stock Fund how to vote shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to each of the plan's trustees is October 16, 2001.

                                 STOCK OWNERSHIP

      The following table provides information as of September 14, 2001 with respect to persons known to Security Financial to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                                Percent of
                                    Number of                   Common Stock
Name and Address                   Shares Owned                 Outstanding
------------------                ---------------               -------------

Paul J. Duggan                      186,000(1)                     9.6%
53 West Jackson Boulevard
Suite 400
Chicago, Illinois 60604

John Wm. Palmer                     168,000(2)                     8.7%
Richard J. Lashley
PL Capital, LLC
20 East Jefferson Avenue
Suite 22
Naperville, Illinois 60540

Security Federal Bank & Trust       155,076(3)                     8.0%
Employee Stock Ownership Plan
9321 Wicker Avenue
St. John, Indiana 46373

David M. W. Harvey                  115,000(4)                     5.9%
P.O. Box 3178
Gardnerville, Nevada 89410
-----------------------------
(1) Paul J. Duggan, Jackson Boulevard Capital Management, Ltd., Jackson Boulevard Equities, L.P., Jackson Boulevard Investments, L.P., Jackson Offshore Fund, Ltd. and Jackson Boulevard Partners are deemed to be beneficial owners of 186,000, 105,200, 58,500, 26,800, 19,900 and 80,300
     of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 3, filed jointly on September 12, 2001 with the Securities and Exchange Commission.
(2) Financial Edge Fund. L.P., Financial Edge - Strategic Fund, L.P., PL Capital, LLC, John Wm. Palmer and Richard J. Lashley are deemed to be beneficial owners of 166,900, 166,900, 166,900, 168,000 and 167,900 of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 4, filed jointly on September 5, 2001 with the Securities and Exchange Commission.
(3) As of September 14, 2001, 10,338 shares had been allocated under the ESOP to participants' accounts. See voting "Voting and Proxy Procedures - Participants in Security Federal Bank & Trust ESOP and 401(k) Plan" for a discussion of the ESOP's voting procedures.
(4) Everest Partners Limited Partnership (d.b.a. Everest Partners, L.P.), Everest Managers, L.L.C. and David M. W. Harvey are deemed to be beneficial owners of 115,000, 115,000 and 115,000 of these shares, respectively.
     Based on information in a Schedule 13D, Amendment No. 1, filed jointly on November 27, 2000 with the Securities and Exchange Commission.

      The following table provides information about the shares of Company common stock that may be considered to be beneficially owned as of September 14, 2001 by each nominee for director nominated by the Board of Directors and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.


                                     Number of
                                   Shares Owned           Percent of Common
          Name                  (excluding options)      Stock Outstanding(1)
------------------------        -------------------      ------------------

Mary Beth Bonaventura                 8,763(2)                   *

Howard O. Cyrus                       3,500(3)                   *

Dr. Peter Ferrini                    40,250(4)                   2.1%

John P. Hyland                       23,600(5)                   1.2%

Tula Kavadias                         4,700(6)                   *

Richard J. Lashley                  167,900(7)                   8.7%

Robert L. Lauer                       6,968(8)                   *

John Wm. Palmer                     168,000(7)                   8.7%

Lawrence R. Parducci                  7,000(9)                   *

Philip T. Rueth                     13,500(10)                   *

Robert A. Vellutini                 12,000(11)                   *

All directors and executive        313,923(12)                  16.2%
officers as a group (17
persons)

---------------------------------------
* Less than 1% of shares outstanding.
(1) Based on 1,935,460 shares of Company common stock outstanding and entitled to vote as of September 14, 2001.
(2) Includes 3,000 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Ms. Bonaventura as to which she has voting power but not investment power. Also includes 663 shares owned by Ms. Bonaventura's spouse's trust.
(3) Includes 2,500 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Cyrus as to which he has voting power but not investment power.
(4) Includes 3,250 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Ferrini as to which he has voting power but not investment power.
(5) Includes 19,384 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Hyland as to which he has voting power but not investment power. Also includes 906 shares allocated to Mr. Hyland under the ESOP, for which Mr. Hyland has voting power but not investment power.
(6) Includes 2,500 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Ms. Kavadias as to which she has voting power but not investment power.
(7) Includes unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Messrs. Lashley and Palmer as to which the holder has voting power but not investment power, as follows: 1,000 shares and 1,000 shares, respectively. Financial Edge Fund. L.P., Financial Edge - Strategic Fund, L.P., PL Capital, LLC,

    John Wm. Palmer and Richard J. Lashley are deemed to be beneficial owners of 166,900, 166,900, 166,900, 168,000 and 167,900 of these shares, respectively. Based on information in a Schedule 13D, Amendment No. 5, filed jointly on September 5, 2001 with the Securities and Exchange Commission.
(8) Includes 2,000 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Lauer as to which he has voting power but not investment power. Also includes 1,400 shares owned by Mr. Lauer's spouse's trust.
(9) Includes 3,000 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Parducci as to which he has voting power but not investment power.
(10)Includes 2,500 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Rueth as to which he has voting power but not investment power. Includes 5,000 shares owned by Mr. Rueth's spouse's trust.
(11)Includes 2,000 unvested shares awarded under the Company's 2001 Stock-Based Incentive Plan for Mr. Vellutini as to which he has voting power but not investment power.
(12)For purposes of avoiding double-counting, excludes 166,900 shares beneficially owned by both Messrs. Palmer and Lashley through Financial Edge Fund, L.P. and Financial Edge-Strategic Fund, L.P.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors currently consists of eleven members. Ten directors are independent and one is a member of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term, or until their respective successors have been elected and qualified, are Mary Beth Bonaventura, Lawrence R. Parducci and Robert A. Vellutini, all of whom are currently directors of Security Financial and Security Federal.

      The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NOMINATED BY THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT.

      Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of June 30, 2001. The indicated period of service as a director includes the period of service as a director of Security Federal. Directors of the Bank are elected each year at the Bank's annual meeting, which has traditionally been held in July of each year.

                                 BOARD NOMINEES

      MARY BETH BONAVENTURA is a Senior Judge of the Lake Superior Court, Juvenile Division. Ms. Bonaventura was elected as Chief Judge of the Lake Superior Courts for the 1997-1998 term. Age 47. Director since 1992.

      LAWRENCE R. PARDUCCI is a pharmacist, consultant and pharmacy insurance solicitor for Fagen Pharmacy, a 20-store pharmacy chain. Age 70. Director since 1988.

      ROBERT A. VELLUTINI is a Vice President of Investments for A.G. Edwards & Sons, Inc., a financial services and brokerage firm. Mr. Vellutini is the first cousin of Dr. Ferrini. Age 56. Director since 1999.


                                 OTHER NOMINEES

      Vincet Cainkar has notified the Company of his intent to nominate Vincent Cainkar, Sheila Donghue and Jay D. Johnson to stand for election to the Board of Directors.

                         DIRECTORS CONTINUING IN OFFICE

      THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2002:

      HOWARD O. CYRUS, SR. is the owner of and real estate broker for Cyrus Realtors, Inc., a corporation specializing in the sales, leasing, appraisals and management of commercial/industrial properties. Age 63. Director since 1996.

      DR. PETER FERRINI is a retired oral surgeon. Dr. Ferrini is the uncle of Mr. Lauer and is the first cousin of Mr. Vellutini. Age 77. Director since 1977.

      RICHARD J. LASHLEY is an investment manager, primarily as Managing Member of PL Capital, LLC. Mr. Lashley is also a director of Franklin Bank, N.A., Southfield, Michigan and was formerly a director of Haven Bancorp, Inc., Westbury, New York. Mr. Lashley is a Certified Public Accountant. Age 43. Director since 2000.

      ROBERT L. LAUER is a Vice President of Investments and Assistant Branch Manager for A.G. Edwards & Sons, Inc. a financial services and brokerage firm. Mr. Lauer is the nephew of Dr. Ferrini. Age 46. Director since 1998.

      THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2003:

      JOHN P. HYLAND has served as President and Chief Executive Officer of Security Financial and Security Federal since September 1999 and October 1998, respectively. Prior to joining Security Federal, Mr. Hyland served as Director, President and Chief Executive Officer of Southwest Financial Bank and Trust, Orland Park, Illinois, and as Director and Vice President for Southwest Financial Corporation, the holding company for Southwest Financial Bank and Trust. Age 50. Director since 1999.

      TULA KAVADIAS is an attorney admitted to the Bar of the State of Indiana. Ms. Kavadias is the sole proprietor of the law firm of Tula Kavadias & Associates. Age 44. Director since 1997.

      JOHN WM. PALMER is an investment manager, primarily as Managing Member of PL Capital, LLC. Mr. Palmer is also a director of Franklin Bank, N.A., Southfield, Michigan. Mr. Palmer is a Certified Public Accountant. Age 41. Director since 2000.

      PHILIP T. RUETH is a certified public accountant for Steiber, Rueth & Co., a certified public accounting firm. Mr. Rueth is also a registered representative for Terra Securities Corporation, a broker dealer. Age 55. Director since 1997.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company and Security Federal is conducted through meetings and activities of their Boards of Directors and their committees. During the year ended June 30, 2001, the Board of Directors of the Company held seven meetings and the Board of Directors of Security Federal held twelve meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he or she served.

      The Audit Committee, consisting of Mary Beth Bonaventura, Tula Kavidias, Robert Lauer, Philip Rueth and Robert Vellutini, receives and reviews all reports prepared by the Company's independent auditors. This committee met four times during the year ended June 30, 2001.

      The Compensation Committee of the Company, consisting of Mary Beth Bonaventura, Howard Cyrus, Robert Lauer and Lawrence Parducci, and the Compensation Committee of the Bank, consisting of Mary Beth Bonaventura, Tula Kavidias, Lawrence Parducci and Philip Rueth are responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. Security Federal's committee met two times during the year ended June 30, 2001.

      The Nominating Committee, consisting of Tula Kavadias, Howard Cyrus and Dr. Peter Ferrini, selects annually the nominees for election as directors. This committee met on July 30, 2001 to select nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "Shareholder Proposals and Nominations."

DIRECTORS' COMPENSATION

      MEETING FEES. Security Federal pays a fee to each of its directors for attendance at each board meeting and to each of its non-management directors for each meeting of a committee of which they are members. The following table sets forth the meeting fees in effect for the fiscal year ended June 30, 2001:


                                                         FEES
                                                        ------
               Regular Board Meetings:
                  Chairman......................        $2,000
                  Vice-Chairman.................        $1,600
                  Director......................        $1,000
               Committee Meetings...............          $250

      Security Financial pays each of its directors an annual retainer of $2,500 for service on its Board of Directors.

      DIRECTOR'S RETIREMENT PLAN. Security Federal maintains a retirement program for incumbent nonemployee directors to provide a retirement income supplement for directors. Current directors who attain the normal retirement age of 65 have the option upon retirement to receive a benefit of approximately $1,000 for each year of service payable either a) in a lump sum payment, or b) in a payment with 50% of such sum being paid upon retirement and the balance being paid in two equal annual installments for the two years immediately following retirement. If a director dies while still serving on the Board of Directors, the director's estate will receive an amount equal to $1,000 for each year of service payable in a lump sum.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for John P. Hyland. No other executive officer of Security Financial or Security Federal received salary and bonus of $100,000 or more during the year ended June 30, 2001.


                                                           LONG-TERM COMPENSATION
                               ANNUAL COMPENSATION(1)             AWARDS
                              ------------------------     ----------------------
                                                           RESTRICTED  SECURITIES
                                                             STOCK     UNDERLYING    FISCAL
NAME AND PRINCIPAL       FISCAL     SALARY       BONUS       AWARDS     OPTIONS    COMPENSATION
    POSITIONS             YEAR      ($)(2)        ($)        ($)(3)       (#)        ($)(4)
-----------------        -----     --------     -------     --------    --------    --------


John P. Hyland            2001     $199,192     $ 7,192     $327,202     48,461     $15,375
  President and Chief     2000      191,596      18,365        --          --         --
    Executive Officer     1999      134,778        --          --          --         --

-------------------------
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than
    $50,000 or 10% of the total annual salary and bonus reported.
(2) Includes director fees.
(3) Represents the total value of 19,384 shares of restricted stock awarded to Mr. Hyland on June 26, 2001.
    The restricted stock vests in equal annual installments over a five-year period beginning on June 26,
    2002. At June 30, 2001, the market value of the unvested restricted stock award was $336,700.  Dividends will be paid on the restricted stock.
(4) For 2001, consists of employer contributions to the ESOP of $15,172 and employer contributions to the supplemental executive retirement plan of $203.

OPTION GRANTS IN LAST FISCAL YEAR

       The following table lists all grants of options to John Hyland for fiscal year 2001 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.


                              Number of       % of Total
                              Securities        Options
                              Underlying       Granted to      Exercise or                  Grant Date
                           Options Granted    Employees in     Base Price    Expiration    Present Value
 Name                           (#)(1)        Fiscal Year      Per Share        Date           (2)
-------                       -----------     ------------     ----------     ---------    -------------

John P. Hyland............      48,461           46.84%          $16.86        6/26/2011     $332,442

-------------------
(1) Options become exercisable in five equal annual installments commencing on June 26, 2002, the first anniversary of the date of grant; provided, however, options will be immediately exercisable if the optionee dies or becomes disabled, upon a change in control and, in certain circumstances, upon retirement.
(2) The estimated fair value of the options granted during the year ended June 30, 2001 have been calculated using the Black-Scholes option pricing model, based on the following assumptions: estimated time until exercise of


   seven years; a risk-free interest rate of 5.28%, representing the interest rate of the Constant Maturity Treasury Bill index as of June 29, 2001 with a maturity corresponding to the estimated time until exercise; a volatility rate of 25.13%; and no dividend yield. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The actual values of the options will depend on the future market prices of the Company's common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, that an optionee will recognize upon exercise of an option will depend on the difference between the market value of the common stock on the date the option is exercised and the applicable exercise price.

FISCAL YEAR-END OPTION VALUES

      The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding options held by John Hyland as of June 30, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of the existing stock options and the fiscal year-end stock price.


                          Number of Securities Underlying Unexercised       Value of Unexercised In-the-Money
                                 Options at Fiscal Year-End(#)              Options at Fiscal Year-End($)(1)
                          -----------------------------------------------------------------------------------
Name                          Exercisable          Unexercisable              Exercisable     Unexercisable
-----                     ------------------    ------------------          ---------------  ----------------

John P. Hyland.........             --                48,461                    $  --            $23,746

----------------------------
(1)   Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-
      money options on June 30, 2001, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.



EMPLOYMENT AGREEMENTS

      EMPLOYMENT AGREEMENTS. Effective January 5, 2000, Security Federal and Security Financial entered into three-year employment agreements with Mr. Hyland. The term of the agreement with Security Financial extends on a daily basis until either the Company or the Executive elects not to extend the term. The term of the Security Federal employment agreement is renewable on an annual basis, and most recently was renewed effective July 1, 2001 for a new three-year term. Under the employment agreements, the current salary level for Mr. Hyland is $187,000. Mr. Hyland's base salary is renewed on an annual basis. In addition to base salary, the employments agreements provide for, among other things, participation in stock and employee benefit plans and fringe benefits applicable to executive personnel. The agreements are terminable by the employers at any time or by Mr. Hyland if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by applicable regulations. If Mr. Hyland's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, Security Federal or Security Financial would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

      The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of Security Federal or Security Financial. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, Mr. Hyland is assigned duties inconsistent with his position, duties, responsibilities and status immediately before such change in control.

      Even though both Security Federal and Security Financial employment agreements provide for a severance payment if a change in control occurs, Mr. Hyland would only be entitled to receive a severance payment under one agreement. Mr. Hyland would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under the Internal Revenue Code as an excise tax constituting "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times Mr. Hyland's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times Mr. Hyland's average compensation over the preceding five-year period.

      Payments to Mr. Hyland under Security Federal's employment agreement will be guaranteed by Security Financial if payments or benefits are not paid by Security Federal. Payment under Security Financial's employment agreement would be made by Security Financial. The employment agreements also provide that Security Federal and Security Financial will indemnify Mr. Hyland to the fullest extent legally allowable.

      The employment agreements restrict Mr. Hyland from competing against Security Financial or Security Federal for a period of one year from the date of termination of the agreement if Mr. Hyland is terminated without cause, except if such termination occurs after a change in control.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Security Federal has implemented a plan to provide for supplemental benefits with respect to the tax-qualified retirement plan benefits otherwise limited by certain provisions of the Internal Revenue Code. Specifically, the supplemental executive retirement plan will provide benefits to eligible individuals (designated by the Board of Directors of Security Federal or its affiliates) that cannot be provided under the tax-qualified plans as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under these plans but for such limitations. The supplemental executive retirement plan also provides eligible individuals with a supplemental benefit upon a change in control before the complete scheduled repayment of the employee stock ownership plan loan. This benefit is intended to provide the eligible individual with the employee stock ownership benefit that would have otherwise been provided during the loan repayment period, but for the change in control. An individual's benefits under the supplemental executive retirement plan will generally become payable at the same time benefits become payable under the tax-qualified plans.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that during the year ended June 30, 2001, each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock, except that the following reports by the following individuals were not filed on a timely basis due to administrative error: one report on Form 3 by Mr. Hunt; and one report on Form 5 containing two transactions by Ms. Bonaventura.

                          TRANSACTIONS WITH MANAGEMENT

LOANS AND EXTENSIONS OF CREDIT

      Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, must not involve more than the normal risk of repayment or present other unfavorable features. Security Federal currently does make new loans and extensions of credit to Security Federal's executive officers, directors and employees at different rates or terms than those offered to the general public; however, Security Federal does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $500,000 or 5% of Security Federal's capital and surplus, up to a maximum of $3.0 million, must be approved in advance by a majority of the disinterested members of the Board of Directors.


              PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of Security Financial's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of five directors, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Security Financial's Annual Report on Form 10-KSB for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

      Members of the Audit Committee:

      Mary Beth Bonaventura
      Tula Kavidias
      Robert Lauer
      Philip Rueth
      Robert Vellutini

                                   AUDIT FEES

      The following table sets for the fees billed to the Company for the fiscal year ending June 30, 2001 by Crowe, Chizek and Company LLP:


                 Audit Fees..................            $55,480

                 Financial information and systems
                   design and implementation fees              0

                 All other fees*.............             17,480

                 ------------------------
                 * Includes fees for tax-related services, branch and merger and acquisition analysis and the 401(k) Plan audit.

      The Audit Committee believes that the provision of non-audit services by Crowe, Chizek and Company LLP are compatible with maintaining Crowe, Chizek and Company LLP's independence.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed Crowe, Chizek and Company LLP to be its independent auditors for the 2002 fiscal year, subject to the ratification by shareholders. A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, the Board of Directors may consider other independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                       PROPOSAL 3 -- SHAREHOLDER PROPOSAL

      One of our shareholders has submitted the proposal described below. We will furnish the name, address and claimed share ownership position of the proponent of this proposal promptly upon written or oral request directed to the Secretary of Security Financial. The following proposal has been carefully considered by our Board, which has concluded that its adoption would not be in the best interests of Security Financial or its shareholders. FOR THE REASONS STATED AFTER THE PROPOSAL AND ITS SUPPORTING STATEMENT, YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL. The proposal will be voted upon at our annual meeting if presented by the proponent.

                              SHAREHOLDER PROPOSAL

      "Shall the Certificate of Incorporation be amended by adding Article FOURTEENTH to read as follows: All compensation, meeting fees, annual retainer, and fixed fees for service as a Director of the Corporation shall be paid in the form of Common Stock of the Corporation."

      The proponent has submitted the following statement in support of this proposal:

      It is the Proponent's opinion that paying Director compensation through the issuance of common shares and not in the form of cash will give the Directors an incentive to increase shareholder value. The Directors serve the Shareholders, not the opposite.

      According to information contained in the Company's Proxy Statement dated September 19, 2000, one Director owns a total of 500 shares of stock. This stock would have a market value of $8,250 if the stock is trading at $16.50. Why should this Director be paid Director's fees in cash? Another Director owns 1,000 shares and three more Directors own under 5,000 shares each. Why should the Shareholders pay these Directors in cash when the Directors show such little faith in the Company that they do not purchase common stock?

      If the Directors who are paid in cash had such concern about the Shareholders, why haven't they authorized a larger share buy-back than 5%? The stock is trading at a substantial discount to book value and a buy-back would be accretive to book value. Approving the proposed change which requires Director compensation to be paid in common shares will hopefully instill more concern for the Shareholders.

      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                             Opposition Statement of
                    The Security Financial Board of Directors
                           To the Shareholder Proposal

     THE BOARD OF DIRECTORS BELIEVES THAT THE SHAREHOLDER'S PROPOSAL AND SUPPORTING STATEMENT ARE NOT IN THE BEST INTERESTS OF THE COMPANY AND
               RECOMMENDS THAT YOU VOTE "AGAINST" THE PROPOSAL.

      Security Financial pays each of its directors an annual retainer amount of $2,500, which, if paid in the form of Company Stock, would not materially increase the directors' aggregate ownership in the Company. Replacing the current cash retainer compensation policy with an equity-based compensation plan, however, would be administratively burdensome and increase the Company's expenses. The plan not only would have to be implemented, but maintained. If Security Financial were to maintain the plan by purchasing common stock in the open market, the Company would incur brokerage fees on those purchases and records would have to be kept of all trades and allocations. Alternatively, the plan could be maintained by issuing shares of Company stock out of the Company's authorized, but unissued shares; however, that would be dilutive to our shareholders, and would impose record-keeping and other administrative burdens on the Company as well. Regardless of how the plan were maintained, additional expense would be incurred for, among other things, registering the stock under the Securities Exchange Act of 1934. Furthermore, the adoption and maintenance of any such plan may have accounting implications that would have to be reviewed.

      Security Financial agrees that equity-based compensation is important to ensure that the directors' interests are aligned with the interests of Security Financial's shareholders. That is why Security Financial asked shareholders to approve the Incentive Plan at our last annual meeting, which we recently implemented. However, we do not believe that equity of the Company should be the sole form of the directors' compensation, nor do we agree that it is appropriate or desirable to incur the expense associated with changing the form of compensation paid to directors, as this shareholder proposal would require. To attract and retain highly qualified individuals to serve as directors, Security Financial must retain the flexibility to compensate directors in a way that is competitive both as to amount and to form and method of payment. The Board of Directors regularly considers options for reducing the Company's overall expenses, and in connection with those reviews, considers the total compensation paid to directors of both the Company and the Bank to ensure those fees are appropriate and competitive with fees paid by similarly sized and situated thrift holding companies and their subsidiaries. The Board intends to continue to review overall Board compensation as to both form and amount and will make changes as the Board deems appropriate. Given the factors discussed above, we believe this proposal is contrary to the best interests of Security Financial and its shareholders.

      THEREFORE, YOUR BOARD OF DIRECTORS URGES YOU TO VOTE AGAINST
THIS PROPOSAL.

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

      Proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than __________, 2002. If next years annual meeting is held on a date more than 30 calendar days from October 23, 2002, a shareholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provide that in order for a stockholder to make proposals for business to be brought before the annual meeting, the business must relate to a proper subject matter for stockholder action and the stockholder must give timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Company not less than ninety
(90) days prior to the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

      The Company Bylaws provide that in order for a stockholder to make nominations for the election of directors, the stockholder must give timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

      The requirements for the content of both a stockholder's notice of proposal for business and a stockholder's notice of nominations can be found in the Company's Bylaws, a copy of which may be obtained from the Company.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Security Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company has retained Georgeson Shareholder Communication, Inc. to assist in soliciting proxies for a fee of $4,000, plus reimbursable expenses.

      The Company's Annual Report to Shareholders has been mailed to shareholders as of the close of business on September 14, 2001. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A copy of the Company's Form 10-KSB, without exhibits, for the fiscal year ended June 30, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders as of the close of business on September 14, 2001 upon written request to Lawrence R. Parducci, Corporate Secretary, Security Financial Bancorp, Inc., 9321 Wicker Avenue, St. John, Indiana 46373.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed WHITE proxy card in the enclosed WHITE envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Lawrence R. Parducci
                                    Corporate Secretary
St. John, Indiana
September __, 2001

                                                                     APPENDIX A

                        SECURITY FINANCIAL BANCORP, INC.
                                      AND
                          SECURITY FEDERAL BANK & TRUST
                             AUDIT COMMITTEE CHARTER


                                MISSION STATEMENT

      The committee's role is to assist the board of directors in overseeing all material aspects of Security Financial Bancorp, Inc.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to shareholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                  ORGANIZATION

      COMMITTEE COMPOSITION. The committee shall consist of at least two board members, a majority of whom shall be independent of management and the Company. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

      MEETINGS. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

      EXTERNAL RESOURCES. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                           ROLES AND RESPONSIBILITIES

COMMUNICATION WITH THE BOARD OF DIRECTORS AND MANAGEMENT

      o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.



      o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

      o The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

      o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

REVIEW OF THE INTERNAL AUDIT

      o The internal audit function shall be responsible to the board of directors through the committee.

      o The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

      o The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

      o If either the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

REVIEW OF THE EXTERNAL AUDIT

      o The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

      o The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders.

      o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions on concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

      o The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

      o The committee shall review any important recommendations on financial reporting, controls, other matters, and management's response.

      o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

REPORTING TO SHAREHOLDERS

      o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

      o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

      o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

      o The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-KSB.

      o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

REGULATORY EXAMINATIONS

      o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

COMMITTEE SELF ASSESSMENT AND EDUCATION

      o The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

      o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

REVOCABLE PROXY

                       SECURITY FINANCIAL BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                October 23, 2001
                              8:30 a.m., Local Time
                        -------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Security Financial Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on October 23, 2001, at 8:30 a.m., local time, at the Company's main office located at 9321 Wicker Avenue, St. John, Indiana and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Mary Beth Bonaventura, Lawrence R. Parducci and Robert A. Vellutini

                                                                FOR ALL
           FOR                    VOTE WITHHELD                 EXCEPT
           ---                    -------------                 ------

           /__/                       /__/                       /__/

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


      2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2002.

           FOR                       AGAINST                     ABSTAIN
           ---                       -------                     -------

           /__/                       /__/                        /__/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

      3. The shareholder proposal as set forth in the proxy statement, if presented at the meeting.

           FOR                      AGAINST                      ABSTAIN
           ---                      -------                      -------

           /__/                       /__/                        /__/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THIS REVOCABLE PROXY, "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS AND "AGAINST" THE SHAREHOLDER PROPOSAL IF PRESENTED AT THE MEETING. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.



                                          Dated:________________________________



                                          -------------------------------------
                                          SIGNATURE OF Shareholder



                                          -------------------------------------
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         -----------------------------

        PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS WHITE PROXY IN THE ENCLOSED POSTAGE-PAID WHITE ENVELOPE.

                        Security Federal Bank & Trust Letterhead



Dear ESOP Participant:

      On behalf of the Board of Directors of Security Financial Bancorp, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders. We will hold the Annual Meeting of Stockholders on October 23, 2001, at the time and location stated in the notice. I have also included with these materials the Company's Annual Report to Stockholders, as well as a GREEN vote authorization form. The vote authorization form allows you to convey your voting instructions, as a participant in the Security Federal Bank & Trust Employee Stock Ownership Plan (the "ESOP"), to First Bankers Trust Company, N.A. (the "ESOP Trustee") on the proposals presented to stockholders at the Annual Meeting.

      As of September 14, 2001, the record date for the Annual Meeting, the ESOP Trustee held 155,076 shares of Company common stock on behalf of the ESOP, of which ____________ had been allocated to participants' accounts. The ESOP Trustee will vote the allocated shares as directed by ESOP participants; provided the trustee timely receives instructions from the participants. Subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended, the ESOP Trustee will vote the unallocated shares and the allocated shares for which it does not timely receive instructions in a manner calculated to most accurately reflect the instructions it receives from participants regarding the allocated shares.

      In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed GREEN vote authorization form and return it in the provided postage-paid envelope by October 16, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Security Federal Bank & Trust. The ESOP Trustee will tabulate the votes received from participants and vote the shares of Company common stock held in the ESOP Trust in accordance with the terms of the ESOP.

      Please note that as an employee of Security Federal Bank & Trust you may participate in several benefit plans for which you may receive a separate vote authorization form. PLEASE VOTE ALL OF THE VOTE AUTHORIZATION FORMS YOU RECEIVE.


                                       Sincerely,




                                       John P. Hyland
                                       President and Chief Executive Officer

Name:
       --------------------
Shares:
       --------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of Security Financial Bancorp, Inc. (the "Company") common stock under the Security Federal Bank & Trust Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on October 23, 2001.

      Accordingly, you are to vote my shares as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Mary Beth Bonaventura, Lawrence R. Parducci and Robert A. Vellutini

                                                                     FOR ALL
           FOR                      VOTE WITHHELD                    EXCEPT
           ---                      -------------                    ------

           /__/                         /__/                          /__/

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


------------------------------------------------------------------------------


      2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2002.

           FOR                        AGAINST                       ABSTAIN
           ---                        -------                       -------

           /__/                       /__/                            /__/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

      3. The shareholder proposal as set forth in the proxy statement, if presented at the meeting.

           FOR                      AGAINST                         ABSTAIN
           ---                      -------                         -------

           /__/                       /__/                            /__/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

      The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.



           Date                                       Signature


PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN OCTOBER 16, 2001.

                   Security Federal Bank & Trust Letterhead

Dear 401(k) Plan Participant:

      On behalf of the Board of Directors of Security Financial Bancorp, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders. We will hold the Annual Meeting of Stockholders on October 23, 2001, at the time and location stated in the notice. I have also included with these materials the Company Annual Report to Stockholders, as well as a YELLOW vote authorization form. The vote authorization form allows you to convey your voting instructions, as a Security Federal Bank & Trust 401(k) Plan participant investing in the Security Financial Bancorp, Inc. Stock Fund (the "Employer Stock Fund"), to First Bankers Trust Company, N.A. (the "Employer Stock Fund Trustee") on the proposals presented to stockholders at the Annual Meeting.

      As of September 14, 2001, the record date for the Annual Meeting, the Employer Stock Fund Trust held _______ shares of Company common stock. The Employer Stock Fund Trustee will vote these shares as directed by participants; provided the trustee receives the instructions from participants by October 16, 2001.

      In order to direct the voting of shares of Company common stock credited to your 401(k) Plan account, please complete and sign the enclosed YELLOW vote authorization form and return it in the enclosed postage-paid envelope by October 16, 2001. The Employer Stock Fund Trustee will tabulate the votes received and vote the shares of Company common stock held in the Employer Stock Fund Trust in accordance with the terms of the plan.

      Please note that as an employee of Security Federal Bank & Trust you may participate in several benefit plans for which you may receive a separate vote authorization form. PLEASE VOTE ALL OF THE VOTE AUTHORIZATION FORMS YOU RECEIVE.


                                         Sincerely,



                                         John P. Hyland
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
       ------------------
Shares:
       ------------------

                             VOTE AUTHORIZATION FORM

      I understand that First Bankers Trust Company, N.A., the Employer Stock Fund Trustee, is the holder of record and custodian of all shares attributed to me of Security Financial Bancorp, Inc. (the "Company") common stock held in the Security Financial Bancorp, Inc. Stock Fund under the Security Federal Bank & Trust 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on October 23, 2001.

      Accordingly, you are to vote my shares as follows:

      1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Mary Beth Bonaventura, Lawrence R. Parducci and Robert A. Vellutini

                                                                  FOR ALL
           FOR                    VOTE WITHHELD                   EXCEPT
           ---                    -------------                   ------
           /__/                       /__/                         /__/

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


------------------------------------------------------------------------------


      2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2002.

           FOR                        AGAINST                   ABSTAIN
           ---                        -------                   -------
           /__/                        /__/                      /__/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

      3. The shareholder proposal as set forth in the proxy statement, if presented at the meeting.

           FOR                        AGAINST                   ABSTAIN
           ---                        -------                   -------
          /__/                        /__/                       /__/


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

      The Employer Stock Fund Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.



           Date                                       Signature



      PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN OCTOBER 16, 2001.

                      [Security Financial Bancorp, Inc. Letterhead]



Dear Stock Award Recipient:

      On behalf of the Board of Directors of Security Financial Bancorp, Inc. (the "Company"), I am forwarding to you a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders. We will hold the Annual Meeting of Stockholders on October 23, 2001, at the time and location stated in the notice. I have also included with these materials the Company's Annual Report to Stockholders, as well as a BLUE vote authorization form. The vote authorization form allows you to convey your voting instructions, as a recipient of a stock award under the Security Financial Bancorp, Inc. Stock-Based Incentive Plan (the "Incentive Plan"), to First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the proposals presented to stockholders at the Annual Meeting.

      As of the record date for the Annual Meeting, September 14, 2001, the Incentive Plan Trust held ________________shares of Company common stock. The Incentive Plan Trustee will vote these shares as directed by the stock award recipients; provided the trustee receives the instructions from the stock award recipients by October 16, 2001.

      In order to direct the voting of Company common stock subject to your stock award, please complete and sign the enclosed BLUE vote authorization form and return it in the postage- paid envelope provided by October 16, 2001. The Incentive Plan Trustee will tabulate the votes received from stock award recipients and vote the shares of Company common stock held in the Incentive Plan Trust in accordance with the terms of the plan.

      Please note that if you are an employee of Security Federal Bank & Trust you may participate in several benefit plans for which you may receive a vote authorization form. PLEASE VOTE ALL VOTE AUTHORIZATION FORMS YOU RECEIVE.

                                   Sincerely,



                                   John P. Hyland
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
       -------------------
Shares:
       --------------------

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Company, N.A., the Incentive Plan Trustee, is the holder of record and custodian of all shares attributed to me of Security Financial Bancorp, Inc. (the "Company") common stock held in the Security Financial Bancorp, Inc. Stock-Based Incentive Plan Trust. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on October 23, 2001.

      Accordingly, you are to vote my shares as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

            Mary Beth Bonaventura, Lawrence R. Parducci and Robert A. Vellutini

                                                                  FOR ALL
            FOR                   VOTE WITHHELD                   EXCEPT
            ---                   -------------                   ------
            /__/                      /__/                         /__/

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


------------------------------------------------------------------------------


      2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of Security Financial Bancorp, Inc. for the fiscal year ending June 30, 2002.

            FOR                      AGAINST                      ABSTAIN
            ----                     -------                      -------
            /__/                      /__/                         /__/


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

      3. The shareholder proposal as set forth in the proxy statement, if presented at the meeting.

            FOR                     AGAINST                       ABSTAIN
            ---                     -------                       -------
            /__/                      /__/                         /__/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

      The Incentive Plan Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.



            Date                                      Signature


      PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN OCTOBER 16, 2001.